Exhibit 10.12

Exhibit “G”

CAUSE NO. 2004-63048

DRAGO DAIC, ET AL,	§	IN THE DISTRICT COURT OF
Plaintiff,	§
§
v.	§	HARRIS COUNTY, T E X A S
§
CALYPSO WIRELESS, INC., ET AL,	§
Defendants.	§	151st JUDICIAL DISTRICT

AGREED ORDER DISMISSING TURNOVER RELIEF

Plaintiff Drago Daic and Defendant Calypso Wireless, Inc. announced their settlement of the disputes between them, which includes a release of the Final Judgment dated December 8, 2006, as to Defendant Calypso Wireless, Inc., only, but not as to other Defendants.  In connection with such settlement, Daic and Calypso Wireless, Inc. have requested that turnover relief previously granted with respect to Calypso Wireless, Inc. be dissolved.  Based upon such agreement, it is the opinion of the Court that all such turnover relief should be dissolved.

IT IS, ACCORDINGLY, ORDERED that all turnover relief previously granted with respect to Calypso Wireless, Inc., including (i) the Turnover Order signed on March 28, 2007; (ii) the Order signed on April 26, 2007; and (iii) the Turnover relief granted on March 17, 2008; are dissolved.

SIGNED this _____ day of ______________, 2008.

______________________________
Judge Presiding

AGREED:

_____________________________
Jimmy Williamson
State Bar No. 21624100
CYNDI MOSS RUSNAK
State Bar No. 24007964
4310 Yoakum Blvd.
Houston, Texas 77006
(713)223-3330
(713)223-0001 Facsimile
ATTORNEYS FOR PLAINTIFF, DRAGO DAIC

AGREED:

_______________________________
Brian Zimmerman
State Bar No. ____________________
Zimmerman, Axelrad, Meyer, Stern & Wise, P.C.
3040 Post Oak Boulevard, Suite 1300
Houston, Texas 77056-6560
Facsimile No. (713)963-0869
ATTORNEYS FOR DEFENDANT, CALYPSO WIRELESS, INC.